[OPTICARE HEALTH SYSTEMS, INC. LOGO]

                                              Contact:
                                              Vincent S. Miceli
                                                 Corporate Controller
                                              OptiCare Health Systems, Inc.
                                              (203) 596-2236

                          OPTICARE HEALTH SYSTEMS, INC.
                          -----------------------------
                  SIGNS DEFINITIVE MERGER AGREEMENT WITH REFAC
                  --------------------------------------------

            WATERBURY, Conn., August 22, 2005 -- OptiCare Health Systems, Inc.
(AMEX: OPT) announced today that it has signed a definitive merger agreement with Refac pursuant to which OptiCare will become a wholly owned subsidiary of
Refac in a stock-for-stock transaction. Refac and OptiCare are controlled by
Palisade Concentrated Equity Partnership, L.P. which beneficially owns 89% of
Refac's outstanding common stock and 84% of OptiCare's outstanding common stock on a fully diluted basis.

            As a condition to the merger, OptiCare's preferred stockholders have agreed to convert all of their preferred stock to common stock prior to the merger. The preferred stockholders will receive approximately 0.0403 shares of
Refac common stock for each share of underlying OptiCare common stock and
Palisade will receive approximately 0.0403 shares of Refac stock for each share of its OptiCare common stock. Each other share of OptiCare common stock will be converted into 0.0472 shares of Refac common stock. Both Refac's and OptiCare's common stock are listed on the American Stock Exchange ("Amex") and, on August
19, 2005, the closing prices were $6.31 and $0.25, respectively.

            The transaction was reviewed by a special committee of OptiCare's independent directors. The special committee received an opinion from the
Woodward Group, Ltd. that the transaction was fair from a financial point of view to OptiCare's shareholders other than Palisade and Dr. and Mrs. Dean
Yimoyines and recommended that the OptiCare board of directors approve the transaction. OptiCare and Refac's boards of directors also approved the transaction.

            The merger requires the approval of the holders of at least 55% of the outstanding shares of Refac common stock. Palisade, which controls 84% of
OptiCare's voting power, has executed a written consent approving the OptiCare merger which consent shall be effective within 20 days after OptiCare mails an information statement to its stockholders. In addition, the merger is subject to other closing conditions and is expected to close in the fourth quarter of 2005.
The transaction is expected to qualify as a tax-free reorganization for federal income tax purposes.

                                     -more-

            OptiCare also noted that Refac, in a related transaction, signed a definitive merger agreement with U.S. Vision, Inc. pursuant to which it shall become a wholly owned subsidiary of Refac. U. S. Vision operates 515 retail optical locations in 47 states and Canada, consisting of 504 licensed departments and 11 freestanding stores and is also controlled by Palisade which owns 88% of U.S. Vision's outstanding common stock. Refac estimates that upon completion of both mergers that it will have approximately 18,144,000 shares outstanding and the shares issued in the OptiCare and U.S. Vision mergers will represent approximately 25% and 36%, respectively of Refac's outstanding common stock. Following the mergers, Palisade is expected to remain the controlling stockholder of Refac, with approximately 87% of the outstanding common stock.

ABOUT OPTICARE HEALTH SYSTEMS, INC.
-----------------------------------

          OptiCare Health Systems, Inc. is an integrated eye care services company focused on vision benefits management and consumer vision services, including medical, surgical and optometric services and optical retail.

                                    * * * * *

                         CAUTIONARY STATEMENT REGARDING
                         ------------------------------
                           FORWARD-LOOKING STATEMENTS
                           --------------------------

              THIS NEWS RELEASE INCLUDES CERTAIN STATEMENTS OF THE COMPANY THAT
     MAY CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION
     27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE
     SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND WHICH ARE MADE PURSUANT TO
     THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING
     STATEMENTS INCLUDE STATEMENTS CONCERNING THE EXPECTED CLOSING DATE OF THE
     TRANSACTION, THE EXPECTED CONSIDERATION OPTICARE'S STOCKHOLDERS WILL
     RECEIVE IN THE TRANSACTION, THE EXPECTED CAPITALIZATION OF REFAC AFTER THE
     TRANSACTIONS AND THE EXPECTED TAX CONSEQUENCES OF THE TRANSACTION AS WELL
     AS ANY UNDERLYING ASSUMPTIONS AND OTHER STATEMENTS THAT ARE NOT STATEMENTS
     OF HISTORICAL FACT. WHEN USED IN THIS NEWS RELEASE, THE WORDS "EXPECTS,"
     "ANTICIPATES," "ESTIMATES," "PLANS," "INTENDS," "PROJECTS," "PREDICTS,"
     "BELIEVES," "MAY" OR "SHOULD," AND SIMILAR EXPRESSIONS, ARE INTENDED TO
     IDENTIFY FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS BASED
     UPON THE BELIEFS OF MANAGEMENT AND ASSUMPTIONS MADE BY AND INFORMATION
     CURRENTLY AVAILABLE TO THE COMPANY. THESE STATEMENTS REFLECT THE CURRENT
     VIEW OF THE COMPANY'S MANAGEMENT WITH RESPECT TO FUTURE EVENTS. MANY
     FACTORS COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF THE
     COMPANY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE, OR
     ACHIEVEMENTS THAT MAY BE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING
     STATEMENTS, INCLUDING, BUT NOT LIMITED TO, THE COMPANIES' INABILITY TO
     SATISFY THE

     CONDITIONS OF THE MERGER AND THE COMPANIES' INABILITY TO COMPLETE THE
     TRANSACTIONS AND SUCCESSFULLY INTEGRATE THE COMPANIES. IN ADDITION,
     INVESTORS ARE CAUTIONED THAT ALL FORWARD-LOOKING STATEMENTS INVOLVE THOSE
     RISKS AND UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE
     SECURITIES AND EXCHANGE COMMISSION, INCLUDING ITS ANNUAL REPORT ON FORM
     10-K, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004.
     FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE THEY ARE MADE AND THE
     COMPANY UNDERTAKES NO DUTY OR OBLIGATION TO UPDATE ANY FORWARD-LOOKING
     STATEMENTS IN LIGHT OF NEW INFORMATION OR FUTURE EVENTS.

                   ADDITIONAL INFORMATION AND WHERE TO FIND IT

         IN CONNECTION WITH THE PROPOSED TRANSACTION WITH OPTICARE, REFAC WILL
     FILE A REGISTRATION STATEMENT WITH A PROSPECTUS, WHICH ALSO WILL CONTAIN AN
     INFORMATION STATEMENT OF OPTICARE, WITH THE SEC. INVESTORS AND SECURITY
     HOLDERS ARE URGED TO READ THE PROSPECTUS AND INFORMATION STATEMENT
     CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY INVESTMENT DECISION,
     BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INVESTORS AND SECURITY
     HOLDERS MAY OBTAIN FREE COPIES OF THE PROSPECTUS AND INFORMATION STATEMENT,
     ONCE AVAILABLE, AND OTHER DOCUMENTS FILED BY REFAC AND OPTICARE WITH THE
     SEC, AT THE SEC'S WEB SITE AT WWW.SEC.GOV. FREE COPIES OF THE PROSPECTUS
     AND INFORMATION STATEMENT, ONCE AVAILABLE, AND OTHER FILINGS MADE BY
     OPTICARE WITH THE SEC, MAY ALSO BE OBTAINED FROM OPTICARE BY DIRECTING A
     REQUEST TO OPTICARE HEALTH SYSTEMS, INC., 87 GRANDVIEW AVENUE, WATERBURY,
     CONNECTICUT 06708, ATTENTION: INVESTOR RELATIONS. FREE COPIES OF THE
     PROSPECTUS AND INFORMATION STATEMENT, ONCE AVAILABLE, AND OTHER FILINGS
     MADE BY REFAC WITH THE SEC, MAY ALSO BE OBTAINED FROM REFAC BY DIRECTING A
     REQUEST TO REFAC, ONE BRIDGE PLAZA, SUITE 605, FORT LEE, NEW JERSEY 07024.,
     ATTENTION: INVESTOR RELATIONS.

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